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                                                                   EXHIBIT 10.10

                                    CONTRACT

Party A: Shenzhen Talfook Chong Industrial Co., LTD
Party B: Color Kinetics Inc.

                                  1. CHAPTER I

1.1. Through friendly negotiation, in accordance with Contract Law of the People's Republic of China, the Administrative Provisions for Shenzhen Futian Free Trade Zone and other relevant Chinese laws, Party A and Party B adhering to the principle of equality and mutual benefit and through friendly consultations, both agree to sign this contract to abide by.

                                  2. CHAPTER II

2.1. Party A shall lease room which is located in Talfook Chong Warehouse Building, Shenzhen Futian Free Trade Zone to Party B for the use of stocking. The building area of room is 200 square meters.

2.2.     The lease term is ONE year, i.e. from DEC 15, 2003 to DEC 31, 2004.

                                 3. CHAPTER III

3.1 Warehouse Leasing Charges: USD 5.5 /M2 /month; i.e: Party B should pay Party A USD 1100 per month. In other words: one thousand one hundred USD Dollars. (Fix Rate)

3.2.     Loading & unloading Charges:

            3.2.1. Loading charge: 20' :USD 24/truck, 40' :USD 48/truck;

            3.2.2. Unloading charge: :USD 24/truck, 40' :USD 48/truck;

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            3.2.3. Bulk cargo: USD 2.0/ (T)CBM;

3.3. Administration Fee: USD 515.00 /person / month; (Remark: this fee includes that Talfook will assign particular person to take charge of outgoing and incoming cargos, solve any problem incurred by China Customs, inventory check and be responsible of the security of cargos. Also including water/electronic Fee.)

3.4. Clerify China Customs: USD 12.00/Sheet; (Remark: Going abroad, including HK: Each declaring form can most contain 9 items; Entering into Mainland: Each declaring form can contain 5 items.)

3.5.     Customs Inspection: USD 12.00/Sheet.

3.6. Picking Fees: USD 1.5 /CBM (Remark: This fee charged for picking up different LED);


3.7.     Palllet Fee: USD 9.0 /Pallet (Pallet Provided);

3.8.     Transfer Fee: USD 1.5 /CBM (Remark: Transfer within Warehouse);

3.9.     Inventory Report:, USD 12 /Time (Remark: Including the physical check);

3.10.    Service Charge for Drop Ships: USD 3.0 each;

3.11.    Packing Fee: USD 0.6 per Carton;

3.12.    Marking Fee: USD 0.15 per Carton;

3.13.    Overtime charges: USD 1.2/Hour/Person

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3.14.    Party B should pay Party A leasing charges in manner of commitment payment on 5 of this month; As to other charges, Party A should give the settlement requisition to Party B on 3 of next month and Party B should pay it to Party A during 5 days after receiving settlement requisition.

3.15. Remark: The above charges do not include any fees required by China Customs. The fees charged by China Customs will be reimbursed from Color Kinetics.

                     4. Chapter IV Warehouse Using and Rules

4.1. Party B should abide by national and local fire protection provision and real estate rules.

4.2. Party A's warehouse is drysaltery warehouse, and Party B can't stock flammable, explosive, putrescible and Poisonous cargos. Party B is responsible for the loss and compensation caused by delayed treatment when notified by Party A that there is something wrong with the Goods.

4.3. Party B shall provide Party A, which is stipulated, in the contract to declare to the Customs for Party B, all the necessary documents and fee. The failure of Customs clearance caused by Party B shall be borne by Party B.

              5. CHAPTER V TITLE AND RESPONSIBILITIES OF BOTH PARTY

5.1.     Title and Responsibilities of Party A

            5.1.1. Party A should offer Party B loading & unloading service and other basic establishment.

            5.1.2. Party A is entrusted to store, load and unload Goods in good and

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            safe conditions; if they are stolen, missing or damaged, Party A is responsible for the compensation. If the consequences of fustiness, rust, fading, deterioration are from natural disaster / Goods nature / package problem, the Part B bear the responsibility. If the cause of the above problem is not clear, it, shall be analyzed by international inspection company, if the problems are related to the warehousing, Part A shall pay the inspection fee and boar the responsibility, otherwise, Part B shall pay the inspection fee and bear the responsibility. Meanwhile, Party B shall apply to the Customs about the Goods loss.

            5.1.3. For In and out of cargo, Party A is responsible for nothing but appearance of cargo; when the value of Party B's cargo is lower than the charges that party B owe Party A, Party A has right to request that Party B settle up leasing charges, or else, Party A has right to prohibit Party B's cargo out.

5.2.     Responsibilities of Party B

            5.2.1. Party B has legal capacity to rent and use the warehouse of Shenzhen Talfook Chong Industrial Co., LTD in FFTZ of People's Republic of China and promises to obey the laws of People's Republic of China.

            5.2.2. When Party B's cargo appear any abnormity or draw on invalidation date, Party B should deal with it in time after getting the notice of Party A, or else, Party B should be responsible for the damage, and give the compensation to Part A's damage.

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            5.2.3. Deposit: Party B shall pay the rent for one month to Party A as the deposit hereof within seven days after signing and stamping of the Contract by the two Parties. On condition that Party B has duly and completely performed the Contract and the Contract expires, in the event that Party B will not renew the lease, Party A shall return the overall deposit to Party B at the end of the lease term and permit Party B to use the deposit to pay the rent or other expenses hereof. In addition, Party B shall as well pay the rent for the current month to Party A when paying the deposit.

            5.2.4. Party B should pay Party A correlative charges on time; If Party B's cargo need insurance, Party B can do it or consign Party A to do it and pay the additional insurance charge. Party A bought the insurance with the value of RMB30,000,000 for the cargos instored in Talfook warehouse.

                                  6. CHAPTER VI

6.1. Party B is responsible for all if Party B break any law and policy and other provision.

6.2. If Party B delayed over one months, Party A has the right to stop shipment of Goods of Part B.

6.3. Party B has no right to demand other compensation except deposit. If any Party wants to relieve the contract in advance, it should notify the other Party in written form 30 days in advance and should pay the other Party one month of leasing charge and the deposit as compensation.

6.4. When the contract expire or relieve, Party B should move all cargos out of Party

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         B's warehouse during 30 days after expired date, or else, Party B has right to bring an accusation against Party B for compensation.

6.5. Compensation for cargo's damage should be calculated by purchasing price or price after being adjusted by Nation, residue should be deducted.

                      7. CHAPTER VII SETTLEMENT OF DISPUTES

7.1. Any disputes arising from or in connection with this contract shall be settled on the basis of amiable consultation; otherwise, they shall be submitted to the People's Court of People's Republic of China for arbitration.

                          8. CHAPTER VIII OTHER CLAUSES

8.1. Both parties shall keep the contract secret except for registration or other purpose.

8.2. Party A's duty time is from 8:30 am to 5:30 pm except legal leave day, if Party B's cargo need in and out, Party B should notify Party A in advance.

8.3. For some un-discussed matters, both parties can consult to sign a supplementary agreement, which are as valid as this contract. Each party holding two copies.

8.4. If the contract is signed by the persons entrusted by the legal representatives of both parties, they shall provide the Letter of Authorization.

8.5.

1. Copy for License of Business and Party B's license of house leasing permit for both Party.

2. Certificate of artificial person and commitment certificate or artificial person for both Party.

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3. Party A provide website service and technical support to Party B.

4. This English Contract is the translation of Chinese Contract. Party A and Party B will take Chinese Contract as the formal Contract if there is and dispute in the future.


Party A (company stamp):  Shenzhen Talfook Chong Industrial Co., LTD
Address:  No 9, Road ShiHuaLu, Futian Free Trade Zone, Shenzhen
Legal representative:  /s/
                       -----------------------------
Telephone:  0086 755 8359 0383
Fax:  0086 755 8359 0883
Account Issuing Bank:  China Construction Bank Branch Futian Free Trade Zone
                                    Sub-Branch;

Account Number:  0661422101106IB

Party B (company stamp):  Color Kinetics Inc.

Legal representative:  /s/
                       -----------------------------
Telephone:
Fax:
Account Issuing Bank:  /s/                12/7/2003
                       -----------------------------
Account Number:
Signature Date:  December 8, 2003
Signature Place:

Add:  Rm. D, 13/F, LiWu Bldg.
      Dong Men South Rd.
      Shenzhen, China

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